PROMISSORY NOTE

$524,101.97                                            December 9, 1998


     This PROMISSORY NOTE (the "Note") is made as of the date hereinabove by JAMES INDUSTRIES, INC., an Illinois corporation ("Industries"), with a mailing address at 1619 Colonial Parkway, Inverness, Illinois 60067, JAMES J. ROBERTS, JR., an individual
("Roberts"), with a mailing address at 1670 Pheasant Trail, Inverness, Illinois 60067 and JOHN R. BLOUIN, an individual ("Blouin") with a mailing address at 56 Carriage House Lane, Orland Park, Illinois 60467 (Industries, Roberts and Blouin hereinafter are referred to individually as a "Borrower" and collectively as the "Borrowers"), to order of WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation ("Lender"), with an office at 2701 North Kildare Avenue, Chicago, Illinois 60639.

                                   I

                                PAYMENT

     For Value Received, Borrowers hereby jointly and severally promise to pay to the order of Lender, at Lender's office at the address stated hereinabove or such other place as Lender may from time to time designate in writing to Borrowers, the principal amount of FIVE HUNDRED TWENTY FOUR THOUSAND ONE HUNDRED ONE DOLLARS AND 97/100THS ($524,101.97) (the "Loan") or so much thereof as may now or hereafter be disbursed by Lender to or for the benefit of Borrowers, together with interest as provided hereinbelow, all in lawful money of the United States of America. The Loan shall be payable in monthly installments of TWENTY TWO THOUSAND FOUR HUNDRED SEVENTY FIVE DOLLARS AND 00/100THS ($22,475.00) (each a "Monthly Installment") commencing on the day on which the commissions (as provided in Section 5(a) of that certain Sales Representative Agreement dated December 9, 1998 between Borrowers and Lender (the "Sales Representative Agreement")) is paid to Industries (a "Commission Payment Date"), and continuing on the next succeeding Commission Payment Date of each and every succeeding month thereafter until the "Maturity Date" (as that term is hereinafter defined), allocated between interest and principal as follows:

     1.1 Interest in Installments. Interest only on the unpaid principal balance of the Loan from time to time, at an annual interest rate (the "Interest Rate") equal to two percent (2.0%) in excess of the "Prime Rate" (as that term is hereinafter defined) in effect from time to time, shall be allocated to each Monthly Installment until the Maturity Date, at which time all accrued and unpaid interest shall be due and payable. The term "Prime Rate", as used in this Note, means the rate per annum then most recently announced by American National Bank and Trust Company of Chicago as its prime lending rate at Chicago, Illinois, from time to time (or if such rate is not being quoted, the rate which is the successor to such rate, and if no successor is being quoted, the rate conceptually equivalent to such rate which the domestic commercial bank having the highest combined capital and surplus of any bank having its principal office in Chicago, Illinois). The prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Interest hereunder shall be calculated on the basis of the actual number of days elapsed during the period for which interest is being charged hereunder, predicated on a year consisting of three hundred sixty (360) days. Interest on this Note shall be determined on the close of business on the business day immediately prior to the 15th day of each month and shall be adjusted in accordance with the Prime Rate on such date.

     1.2 Principal Payments. The portion of each Monthly Installment not allocated to interest pursuant to Section 1.1 above shall be allocated to principal of the Loan, each reducing of the outstanding principal balance of the Loan. Attached as Schedule A is an allocation of the principal and interest on each installment as if the Prime Rate does not adjust during the term of the Loan.

     1.3 Method of Payment. On the date a Monthly Installment payment is due under Paragraphs 1.1 and 1.2 above, Borrowers shall pay the amount of such payments to Lender, in immediately available funds at the address of the Lenders specified above, provided, however, to the extent available, Lender shall reduce the amount of the Commission paid to Industries in the amount of such sums owed to Lender under this Note and apply such sums to the Loan as set forth in Paragraph 1.5.

     1.4 Principal at Maturity. The entire unpaid principal balance of the Loan shall be due and payable on the earlier to occur of (i) January 15, 2001 or (ii) the date which is six (6) months after the date notice of termination of the Sales Representative Agreement is given (the "Maturity Date").

     1.5   Application of  Payments  Prior to  Default.   Prior  to the
Lender's invocation of the terms and provisions of Paragraph 2.4 hereof, all monies paid by Borrowers to Lender shall be applied in the following order of priority: (a) first, toward payment of other fees and sums due to Lender pursuant to Paragraph 2.5 or other provisions hereof or pursuant to the provisions of any other documents securing repayment of the Loan; (b) next, toward payment of interest which has accrued on the outstanding principal balance of the Loan and which is due and payable; and (c) last, toward payment of the outstanding principal balance of the Loan.

     1.6 Prepayment. This Note may be prepaid, in whole or in part, at any time. Any payment made under this paragraph shall be applied as set forth in Paragraph 1.5.

                                   II

                    SECURITY, DEFAULTS AND REMEDIES

     2.1 Security for Payment. Payment of this Note is secured by the Guaranty Agreement of even date herewith between Roberts, Blouin and Lender (the "Guaranty") (the Guaranty and all other documents or instruments executed in connection with the Note or the Guaranty hereinafter referred to as the "Loan Documents").

     2.2 Events of Default. The occurrence of any of the following shall constitute an "Event of Default": (a) the failure of Borrowers to pay any sum on the date such sum becomes due and payable under this Note, including, without limitation, interest or principal or both and either as an installment or on the Maturity Date, (b) either Borrower has committed a material breach of the Sales Representative Agreement,
(c) either Borrower or Guarantor (as defined in the Guaranty) shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for it, or for any substantial part of its property, or
(v) be adjudicated insolvent, or (d) if any governmental body of competent jurisdiction shall enter an order appointing, without consent of the applicable Borrower or Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to such Borrower or Guarantor, or with respect to any substantial part of the property belonging to any such person, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of such Borrower or Guarantor or if any petition for any such relief shall be filed against either Borrower or Guarantor and such petition shall not be dismissed or stayed within 60 days.

     2.3 Acceleration of Maturity. At any time during the existence of any Event of Default under Paragraphs 2.2(a) or 2.2(b), and at the option of the Lender, the entire unpaid principal balance under this Note, together with interest accrued thereon and all other sums due from Borrowers hereunder or under any of the other Loan Documents, shall become immediately due and payable without notice. At any time during the existence of an Event of Default under Paragraphs 2.2(c) and 2.2(d), the entire unpaid principal balance under this Note, together with interest accrued thereon and all other sums due from Borrowers hereunder or under any of the other Loan Documents, shall become immediately due and payable without notice.

     2.4 Default Interest Rate. While any Event of Default exists, Borrowers jointly and severally promise to pay interest on the unpaid principal balance of the Loan from time to time, at a rate (the "Default Interest Rate") equal to the Interest Rate plus four percent (4.00%) per annum, and all unpaid interest that has accrued under this Note, whether before or after the occurrence of the Event of Default, shall be paid at the time of, and as a condition precedent to, the curing of the Event of Default. While any Event of Default exists, Lender is expressly authorized to apply payments made under this Note as it may elect against (a) any or all amounts, or portions thereof, then due and payable hereunder or under any of the other Loan Documents, (b) the unpaid principal balance of the Loan, or (c) any combination thereof.

     2.5 Attorneys' Fees. If any attorney is engaged (a) to collect the indebtedness evidenced hereby or due under the other Loan Documents, whether or not legal proceedings are thereafter instituted by Lender;
(b) to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditor's rights and involving a claim under this Note; (c) to protect the lien of any of the Loan Documents; or (d) to represent Lender in any other proceedings whatsoever in connection with any of the Loan Documents, then Borrowers shall pay to Lender all reasonable attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

     2.6 Nature of Remedies. Lender's remedies under this Note and all of the other Loan Documents shall be cumulative and concurrent and may be pursued singly, successively, or together against any or all of Borrowers and any other "Obligors" (as that term is hereinafter defined) and any other security described in the Loan Documents or any portion or combination of such security, and Lender may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Lender's sole discretion. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of the Event of Default or in the event of any subsequent Event of Default. Lender shall not by any other omission or act be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in connection with one event shall not be construed as continuing or as a bar to or as a waiver of any right or remedy in connection with a subsequent event.

                                  III

                               CONDITIONS

The obligation of Lender to make the Loan hereunder is subject to the following conditions precedent or concurrent:

     3.1 Financial Statements. From time to time during the term of this Note, Lender shall receive, upon written request, in form and substance satisfactory to Lender, balance sheets, statements of operations, statements of shareholders' equity, statements of changes in financial position and any other financial data (including projections) for each Borrower which have been requested by Lender. Each of the foregoing shall have been prepared in accordance with GAAP consistently applied throughout the periods involved and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

     3.2 Guaranty Agreement. Lender shall have received, in form and substance satisfactory to Lender, a duly executed copy of the Guaranty Agreement.

     3.3 Secretary's Certificate for Industries. Lender shall have received, in form and substance satisfactory to Lender, a certificate of the Secretary of Industries certifying as true, correct and complete,
(a) resolutions of Industries authorizing the execution, delivery and performance by Industries of this Note; (b) articles of incorporation of Industries; (c) the by-laws of Industries; and (d) the names of the individuals authorized to sign this Note, together with a sample of the true signature of each such individual.

     3.4 Good Standing Certificates. Lender shall have received, in form and substance satisfactory to Lender, a certificate of good standing for Industries from the State of Illinois.

                                   IV

                             OTHER MATTERS

     4.1 Notices. Any notices and other communications provided for hereunder shall be made by telegram, telex, electronic transmitter, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1) Business Day after sending, if sent by telegram, telex, electronic transmitter, or overnight air courier, and three (3) Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party shall be addressed to such party at the address set forth on the initial page hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this section.

     4.2   Governing Law.   THIS NOTE  AND THE  TRANSACTIONS  EVIDENCED
HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE WHERE THE OFFICE OF THE SECURED PARTY IS LOCATED, AS REFLECTED ON THE INITIAL PAGE HEREOF, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN SUCH STATE.

     4.3 Waivers, Consents, Etc. Borrower, each guarantor hereof, if any, and any and all other who are now or may become liable for all or part of the obligations of Borrowers under this Note (all of the foregoing being referred to herein collectively as "Obligors") agree to be jointly and severally bound hereby and jointly and severally (a) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced hereby or by any extension or renewal hereof; (b) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (c) waive all notices in connection with the delivery and acceptance hereof and, except as expressly provided to the contrary herein or in the Loan Documents, all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (d) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (e) agree that the liability of each of Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender with respect hereto; (f) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provision hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; (g) waive any and all right to have any issues, claims, causes of action or other matters arising out of or related to this Note adjudicated at a trial by jury and hereby agree to have all such matters adjudicated at a bench trial before a court of competent jurisdiction; and (h) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such obligors or security shall not affect the liability of any of Obligors for the payment hereof.

     4.4 Interpretation. The headings of sections and paragraphs in this Note are for convenience only and shall not be construed to limit or define the content, scope, or intent of the provisions hereof. As used in this Note, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires. If any provision of this Note, or any paragraph, sentence, clause, phrase, or word, or the application thereof, in any circumstances, is adjudicated to be invalid, the validity of the remainder of this Note shall be construed as if such invalid part were never included herein. Time is of the essence of this Note.

     4.5 Business Loan. Borrowers hereby represent that (i) the proceeds of the Loan will be used for the purposes specified in Chapter 815 ILCS Article 205, Section 4(1)(c), as amended, (ii) the indebtedness evidenced hereby constitutes a "business loan" within the purview of that Section, and (iii) the Loan will be used exclusively for "business purposes" within the meaning ascribed to such term under Section 226.3 of Regulation Z of Chapter 12 of the Code of Federal Regulations, and not for any "personal, family or household purposes" within the meaning of such Regulation.

     4.6 Interest Laws. It being the intention of Lender and Borrowers to comply with the laws of the State of Illinois, it is agreed that notwithstanding any provision to the contrary in this Note or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note or any of the other Loan Documents, then in such event (a) the provisions of this paragraph shall govern and control; (b) neither Borrower nor any of the other Obligors shall be obligated to pay any Excess Interest: (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (i) applied as a credit against the then outstanding principal balance of the Loan, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the applicable interest rate or rates hereunder shall be automatically subject to reduction to the maximum lawful contract rate allowed under the applicable usury laws of the aforesaid State, and this Note and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such applicable interest rate or rates; and (e) neither Borrower nor any of the other Obligors shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

     4.7   Subsequent Holders.   Upon any  endorsement, assignment,  or
other transfer of this Note by Lender or by operation of law, the term "Lender," as used herein, shall mean the endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note.

     4.8   Subsequent Obligors.   This Note  and all  provisions hereof
shall be binding on all persons claiming under or through Borrower. The terms "Borrower" and "Obligors," as used herein, shall include the respective successors, assigns, legal and personal representatives, executors, administrators, devisees, legatees, and heirs of Borrowers and any other Obligors.

     4.9 Setoff. Lender shall have all rights of set-off provided by applicable law, and in addition thereto, at any time any Event of Default exists, Lender may apply to the payment of such payment or other amount due any and all balances, credits, deposits, accounts or moneys of Borrowers (including any commissions owed to either Borrower) then or thereafter held by Lender.

     4.10   Entire  Agreement.   This  Note,  together  with  the  Loan
Documents, sets forth the entire understanding of the parties with respect to the subject matter of this Note and supersedes any other agreement, whether oral or written, between the parties with respect to the subject matter of this Note, including, without limitation, that certain Note between the parties dated August 15, 1997 which is hereby canceled.

     In Witness Whereof, each of the undersigned has caused this Note to be executed as of the date first written hereinabove.


                              JAMES INDUSTRIES, INC.

                                   By:  /S/ JAMES J. ROBERTS, JR.

                                   Name:  James J. Roberts, Jr.
                                   Title:   CEO

                                   /S/ JAMES J. ROBERTS, JR.
                                   JAMES J. ROBERTS, JR,, an individual

                                   /S/ JOHN R. BLOUIN
                                   JOHN R. BLOUIN, an individual